EXHIBIT 10.1

AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”) is entered into as of April 11, 2012, among SCHNITZER STEEL INDUSTRIES, INC., an Oregon corporation (the “US Borrower”), SCHNITZER STEEL BC, INC., a British Columbia corporation (“Schnitzer BC”), and SCHNITZER STEEL PACIFIC, INC., a British Columbia corporation (“Schnitzer Pacific” and together with Schnitzer BC, collectively, the “Canadian Borrowers” and individually, a “Canadian Borrower”), BANK OF AMERICA, N.A., a national banking association (“Bank of America”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”), UNION BANK, N.A., a national banking association (“Union”), U.S. BANK NATIONAL ASSOCIATION, a national banking association (“U.S. Bank”), JPMORGAN CHASE BANK, N.A., a national banking association (“JPMorgan Chase”), PNC BANK, NATIONAL ASSOCIATION, a national banking association (“PNC Bank”), FIRST HAWAIIAN BANK, a Hawaii corporation (“First Hawaiian”), BANK OF THE WEST, a California banking corporation (“BOW”), HSBC BANK USA, N.A., a national banking association (“HSBC”), SUMITOMO MITSUI BANKING CORPORATION, a banking corporation organized under the laws of Japan (“SMBC”), UMPQUA BANK, an Oregon banking corporation (“Umpqua Bank”), THE NORTHERN TRUST COMPANY, an Illinois banking corporation (“Northern Trust”), BANK OF MONTREAL, a Canadian chartered bank, acting through its Chicago Branch (“BMO”), BANNER BANK, a Washington banking corporation (“Banner Bank” and together with Bank of America, Wells Fargo, Union, U.S. Bank, JPMorgan Chase, PNC Bank, First Hawaiian, BOW, HSBC, SMBC, Umpqua Bank, Northern Trust and BMO, collectively, the “US Lenders” and individually, a “US Lender”), BANK OF MONTREAL, as Canadian Lender (the Canadian Lender together with the US Lenders, collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer.

RECITALS

A.           The US Borrower, the Canadian Borrowers (the Canadian Borrowers together with the US Borrower, collectively, the “Borrowers” and individually, a “Borrower”), the Lenders, the Administrative Agent, the Swing Line Lender and the L/C Issuer are parties to that certain Second Amended and Restated Credit Agreement dated as of February 9, 2011 (as the same has been or may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the US Lenders have agreed to make revolving loans and the L/C Issuer has agreed to issue letters of credit to or for the account of the US Borrower and the Canadian Lender has agreed to make revolving loans and to issue letters of credit to or for the account of the Canadian Borrowers.

B.           The Borrowers have requested that the Lenders, the Swing Line Lender, the L/C Issuer and the Administrative Agent amend the Credit Agreement to reduce the Applicable Rate

(as defined in the Credit Agreement), extend the Maturity Date (as defined in the Credit Agreement), increase the amount of the Aggregate Commitments (as defined in the Credit Agreement) and to modify certain covenants contained in the Credit Agreement binding upon the US Borrower, which the Lenders, the Administrative Agent and the L/C Issuer have agreed to do, subject to the terms and conditions set forth below.

C.           Immediately prior to the execution and delivery of this Amendment, the US Lenders and The Bank Of Tokyo-Mitsubishi UFJ, Ltd. (“BTMU”) entered into that certain Assignment and Assumption Agreement dated effective April 11, 2012, pursuant to which, among other things, BTMU assigned and sold, and Union and certain other US Lenders assumed and purchased all of BTMU’s rights and obligations under the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

AGREEMENT

1.           Definitions; Interpretation.  Capitalized terms not otherwise defined in this Amendment shall have the meanings given in the Credit Agreement as amended by this Amendment.  The rules of construction and interpretation specified in Sections 1.02 and 1.03 of the Credit Agreement also apply to this Amendment and are incorporated herein by this reference.

2.           Amendments to Credit Agreement.  The Credit Agreement is amended as follows:

(a)           Amendment to Definitions.  In Section 1.01, amendments are made to the definitions as follows:

(i)           Applicable Rate - US Obligations.  The table set forth in cause (a) of the definition of “Applicable Rate” is amended and restated as follows:

Applicable Rate
Pricing Level	Consolidated Leverage Ratio	Commitment Fee	Eurocurrency Rate + Standby Letters of Credit	Base Rate +
1	<0.15:1	0.15%	1.25%	0.00%
2	≥0.15:1 but <0.25:1	0.20%	1.50%	0.25%
3	≥0.25:1 but <0.35:1	0.25%	1.75%	0.50%
4	≥0.35:1 but <0.45:1	0.30%	2.00%	0.75%
5	≥0.45:1	0.35%	2.25%	1.00%

(ii)           Applicable Rate – Canadian Obligations.  The table set forth in cause (b) of the definition of “Applicable Rate” is amended and restated as follows:

Applicable Rate
Pricing Level	Consolidated Leverage Ratio	Commitment Fee	CDOR Rate + Standby Canadian Letters of Credit	Canadian Prime Rate +
1	<0.15:1	0.15%	1.25%	0.00%
2	≥0.15:1 but <0.25:1	0.20%	1.50%	0.25%
3	≥0.25:1 but <0.35:1	0.25%	1.75%	0.50%
4	≥0.35:1 but <0.45:1	0.30%	2.00%	0.75%
5	≥0.45:1	0.35%	2.25%	1.00%

(iii)           EBITDA.  The definition of “EBITDA” is amended and restated to read as follows:

“EBITDA” means, for any period, for any Person (which term shall be deemed to include for purposes of this definition any Disposed Business or assets, business line or division acquired in a Permitted Acquisition), an amount equal to Net Income of such Person for such period plus (a) the following to the extent deducted in calculating such Net Income: (i) Interest Charges of such Person for such period, (ii) the provision for Federal, state, local and foreign income taxes payable by such Person for such period, (iii) the amount of depreciation and amortization expense deducted in determining such Net Income, (iv) other non-recurring expenses (including non-recurring inventory write-downs) of such Person reducing such Net Income which do not represent a cash item in such period or any future period, (v) non-cash expenses of such Person resulting from the application of Statement of Financial Accounting Standards No. 123 (revised), (vi) amounts reserved for Willamette River Remediation Obligations, (vii) any non-recurring fees, expenses or charges related to any issuance of debt or Equity Interests, any Permitted Acquisition or any sale or other transfer of a Disposed Business (in each case, whether or not consummated), and (viii) non-cash exchange, translation or performance losses relating to any foreign currency hedging transaction or currency fluctuations and minus (b) the following to the extent included in calculating such Net Income: (i) non-cash exchange, translation or performance gains relating to any foreign currency hedging transaction or currency fluctuations, and (ii) all non-cash items of such Person increasing such Net Income in such period or any future period.  For any four fiscal quarter period, any non-cash reversal of a non-recurring fee, expense or charge which had been incurred during the four fiscal quarter period shall be included in Net Income during such period.

(iii)           Shareholders’ Equity.  The definition of “Shareholders’ Equity” is amended and restated to read as follows:

“Shareholders’ Equity” means, as of any date of determination, consolidated total equity of the US Borrower and its Subsidiaries as of that date determined in accordance with GAAP.

(iv)           Maturity Date.  The definition of “Maturity Date” is amended and restated to read as follows:

“Maturity Date” means April 11, 2017.

(b)           Amendment to Schedule.  Schedule 2.01 attached to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 2.01 attached to this Amendment, which is incorporated into the Credit Agreement by this reference.  The increase in the Aggregate Commitments effected by the amendment to Schedule 2.01 of the Credit Agreement pursuant to this Amendment is not and shall not be deemed to be an increase the Aggregate Commitments pursuant to Section 2.16 of the Credit Agreement.

3.           Conditions to Effectiveness.  Notwithstanding anything contained herein to the contrary, this Amendment shall become effective as of April 11, 2012 (for purposes of this Amendment, the “Effective Date”); provided that each of the following conditions is fully and concurrently satisfied not later than 5:00 p.m., Seattle time, on April 11, 2012:

(a)           Delivery of Amendment.  Each Borrower, each Lender, the Administrative Agent, the Swing Line Lender and the L/C Issuer shall have executed and delivered counterparts of this Amendment to the Administrative Agent;

(b)           Payment of Fees.  The US Borrower shall have paid to (i) the Administrative Agent for the account of US Lenders in proportion to their Applicable Percentage an amendment fee in the amount of 0.125% of the Aggregate Commitments as amended by this Amendment and (ii) the Arranger for its own account the arrangement fee set forth in the letter agreement, dated March 20, 2012, among the US Borrower, the Administrative Agent and the Arranger, which fees shall be deemed fully earned when due and non-refundable when paid;

(c)           Certificates and Resolutions.  The Administrative Agent shall have received (in sufficient copies for each Lender) in form and substance reasonably satisfactory to it:

(i)           a certificate of each Loan Party dated as of the Effective Date signed by a Responsible Officer of such Loan Party (A) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to the increase the amount of the Aggregate Commitments provided for in Section 2(b) of this Amendment and (B) establishing the identity of and verifying the capacity of each Responsible Officer of such Loan Party authorized to act as a Responsible Officer in connection this Amendment;

(ii)           such evidence as the Administrative Agent may reasonably require to verify that each Loan Party is duly organized or formed, validly existing, in good standing, if applicable, and qualified to engage in business in each jurisdiction in which it is required to be qualified to engage in business, including a certificate of each Loan Party dated as of the Effective Date signed by a Responsible Officer of such Loan Party certifying that the Organization Documents of each of the Loan Parties delivered to the Administrative Agent as a condition to closing the Credit Agreement have not been modified, or if modified, attaching copies of each of the documents that modified the Organization Documents of such Loan Party, and are in full force and effect on the date of this Amendment, and certificates of good standing and/or qualification to engage in business; and

(iii)           a certificate of Borrower dated as of the Effective Date signed by a Responsible Officer of Borrower certifying that (A) the representations of the Borrower as set forth in Article V of the Credit Agreement shall be true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality,” “Material Adverse Effect” or similar qualifier, in which case it shall be true and correct in all respects) on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality,” “Material Adverse Effect” or similar qualifier, in which case it shall be true and correct in all respects) as of such earlier date, and except that, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, (B) there has been no event or circumstance since August 31, 2011 that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect; and (C) no Default shall have occurred and be continuing or will occur as a result of the execution of this Amendment;

(d)           Consent of Guarantors.  The Administrative Agent shall have received the Consent of Guarantors in the form of Exhibit A attached hereto, executed by each of the Guarantors;

(e)           Reimbursement for Expenses.  The Borrower shall have reimbursed the Administrative Agent for all expenses actually incurred by and invoiced to Administrative Agent in connection with the preparation of this Amendment and the other Loan Documents and shall have paid all other amounts due and owing under the Loan Documents; and

(f)           Other Documents.  The Administrative Agent and the Lenders shall have received such other documents, instruments, and undertakings as the Administrative Agent or the Required Lenders may reasonably request.

4.           Administrative Agent Authorization.  Each Lender, the Swing Line Lender and the L/C Issuer hereby authorize and instruct the Administrative Agent to execute and deliver this Amendment.

5.           No Further Amendment.  Except as expressly modified by this Amendment, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect and the parties hereby ratify their respective obligations thereunder.

6.           Reservation of Rights.  The Borrower acknowledges and agrees that the execution and delivery by the Lenders, the Administrative Agent, the Swing Line Lender and the L/C Issuer of this Amendment shall not be deemed to create a course of dealing or otherwise obligate any Lender, the Administrative Agent, the Swing Line Lender or the L/C Issuer to forbear or execute similar amendments under the same or similar circumstances in the future.

7.           Miscellaneous.

(a)           Integration.  This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

(b)           Severability.  If any provision of this Amendment or any of the other Loan Documents is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(c)           Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

(d)           Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF WASHINGTON, WITHOUT REFERENCE TO CONFLICT-OF-LAWS OR CHOICE-OF-LAW RULES OF THE STATE OF WASHINGTON THAT WOULD DIRECT THE GENERAL APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

(e)           Oral Agreements Not Enforceable.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Borrowers, the Lenders, the Swing Line Lender, the L/C Issuer and the Administrative Agent have each caused this Amendment to be duly executed as of the date first above written.

SCHNITZER STEEL INDUSTRIES, INC., as the US Borrower

By:   /s/ Robert B. Stone

Name:   Robert B. Stone

Title:   Vice President & Treasurer

SCHNITZER STEEL BC, INC., as a Canadian Borrower

By:   /s/  Richard C. Josephson

Name:   Richard C. Josephson

Title:   Secretary

SCHNITZER STEEL PACIFIC, INC., as a Canadian Borrower

By:   /s/  Richard C. Josephson

Name:   Richard C. Josephson

Title:   Secretary

BANK OF AMERICA, N.A., as
Administrative Agent

By:     /s/ Dora A. Brown

Name:    Dora A. Brown

Title:    Vice President

[Signature page to Amendment to 2nd A&R Credit Agreement (Schnitzer Steel)]

BANK OF AMERICA, N.A., as a US Lender, an L/C Issuer and Swing Line Lender

By:   /s/ Timothy G. Holsapple

Name:   Timothy G. Holsapple

Title:   Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a US Lender and an L/C Issuer

By:   /s/  James L. Franzen

Name:   James L. Franzen

Title:   Vice President

UNION BANK, N.A., as a US Lender

By:   /s/  John F. Wharton

Name:   John F. Wharton

Title:   Vice President

BANK OF MONTREAL, CHICAGO BRANCH, as a US Lender

By:   /s/  Larry Allan Swiniarski

Name:   Larry Allan Swiniarski

Title:   Director

BANK OF MONTREAL, as the Canadian Lender

By:   /s/ Robert Tuck

Name:  Robert Tuck

Title:   Senior Relationship Manager

[Signature page to Amendment to 2nd A&R Credit Agreement (Schnitzer Steel)]

U.S. BANK NATIONAL ASSOCIATION, as a US Lender

By:   /s/ Brandon R. Zabrocki

Name:   Brandon R. Zabrocki

Title:   Vice President

JPMORGAN CHASE BANK, N.A., as a US Lender

By:   /s/ Keith Winzenried

Name:   Keith Winzenried

Title:   Credit Executive

PNC BANK, NATIONAL ASSOCIATION, as a US Lender

By:   /s/  John Berry

Name:   John Berry

Title:   Vice President

FIRST HAWAIIAN BANK, as a US Lender

By:   /s/  Susan Takeda

Name:   Susan Takeda

Title:   Vice President

BANK OF THE WEST, as a US Lender

By:   /s/  Brett German

Name:   Brett German

Title:   Vice President

[Signature page to Amendment to 2nd A&R Credit Agreement (Schnitzer Steel)]

HSBC BANK USA, N.A., as a US Lender

By:   /s/  Mike A. Mitchell

Name:   Mike A. Mitchell

Title:   Vice President

SUMITOMO MITSUI BANKING CORPORATION, as a US Lender

By:   /s/  Shuji Yabe

Name:   Shuji Yabe

Title:   Managing Director

UMPQUA BANK, as a US Lender

By:   /s/  Jeffrey Seiler

Name:   Jeffrey Seiler

Title:   Vice President

THE NORTHERN TRUST COMPANY, as a US Lender

By:   /s/  Brandon Rolek

Name:   Brandon Rolek

Title:  Vice President

BANNER BANK, as a US Lender

By:   /s/  John N. Austenson

Name:  John N. Austenson

Title:   SVP

[Signature page to Amendment to 2nd A&R Credit Agreement (Schnitzer Steel)]

SCHEDULE 2.01

COMMITMENTS
AND APPLICABLE PERCENTAGES

US Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$146,000,000.00	21.791044776%
Wells Fargo Bank, National Association	$100,000,000.00	14.925373134%
U.S. Bank National Association	$65,000,000.00	9.701492537%
Union Bank, N.A.	$60,000,000.00	8.955223881%
JPMorgan Chase Bank, N.A.	$55,000,000.00	8.208955224%
PNC Bank, National Association	$50,000,000.00	7.462686567%
Bank of The West	$27,000,000.00	4.029850745%
First Hawaiian Bank	$27,000,000.00	4.029850745%
HSBC Bank USA, N.A.	$27,000,000.00	4.029850745%
Umpqua Bank	$27,000,000.00	4.029850745%
Bank of Montreal, Chicago Branch	$25,000,000.00	3.731343284%
Sumitomo Mitsui Banking Corporation	$25,000,000.00	3.731343284%
The Northern Trust Company	$20,000,000.00	2.985074627%
Banner Bank	$16,000,000.00	2.388059701%
Total	$670,000,000.00	100.000000000%

EXHIBIT A

CONSENT OF GUARANTORS

This CONSENT OF GUARANTORS (this “Consent”) is entered into as of April 11, 2012, by SCHNITZER STEEL INDUSTRIES, INC., an Oregon corporation (the “US Borrower”), MANUFACTURING MANAGEMENT, INC., an Oregon corporation (“Manufacturing”), GENERAL METALS OF TACOMA, INC., a Washington corporation (“General Metals”), CASCADE STEEL ROLLING MILLS, INC., an Oregon corporation (“Cascade”), NORPROP, INC., an Oregon corporation (“Norprop”), JOINT VENTURE OPERATIONS, INC., a Delaware corporation (“JV Operations”), PROLERIDE TRANSPORT SYSTEMS, INC., a Delaware corporation (“Proleride”), PROLERIZED NEW ENGLAND COMPANY LLC, a Delaware limited liability company (“Prolerized”), PICK-N-PULL AUTO DISMANTLERS, a California general partnership (“Auto Dismantlers”), PICK AND PULL AUTO DISMANTLING, INC., a California corporation (“Auto Dismantling”), SCHNITZER SOUTHEAST, LLC, a Georgia limited liability company (“Schnitzer Southeast”), SCHNITZER STEEL HAWAII CORP., a Delaware corporation (“Schnitzer Hawaii”), PICK-N-PULL AUTO DISMANTLERS, STOCKTON, LLC, a California limited liability company (“Stockton”), METALS RECYCLING L.L.C., a Rhode Island limited liability company (“Metals Recycling”), EDMAN CORP., an Oregon corporation, (“Edman”), PICK-N-PULL NORTHWEST, LLC, an Oregon limited liability company (“Northwest”), U-PULL-IT, INC., a California corporation (“U-Pull-It”), LEVI’S IRON AND METAL, INC., an Oregon corporation (“Levi’s”), AUTO PARTS GROUP SOUTHWEST, LLC, a Delaware limited liability company (“Auto Parts” and together with the US Borrower, Manufacturing, General Metals, Cascade, Norprop, JV Operations, Proleride, Prolerized, Auto Dismantlers, Auto Dismantling, Schnitzer Southeast, Schnitzer Hawaii, Stockton, Metals Recycling, Edman, Northwest, U-Pull-It and Levi’s, collectively, the “Guarantors” and individually, a “Guarantor”), to and in favor of BANK OF AMERICA, N.A., a national banking association (“Bank of America”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”), UNION BANK, N.A., a national banking association (“Union”), U.S. BANK NATIONAL ASSOCIATION, a national banking association (“U.S. Bank”), JPMORGAN CHASE BANK, N.A., a national banking association (“JPMorgan Chase”), PNC BANK, NATIONAL ASSOCIATION, a national banking association (“PNC Bank”), FIRST HAWAIIAN BANK, a Hawaii corporation (“First Hawaiian”), BANK OF THE WEST, a California banking corporation (“BOW”), HSBC BANK USA, N.A., a national banking association (“HSBC”), SUMITOMO MITSUI BANKING CORPORATION, a banking corporation organized under the laws of Japan (“SMBC”), UMPQUA BANK, an Oregon banking corporation (“Umpqua Bank”), THE NORTHERN TRUST COMPANY, an Illinois banking corporation (“Northern Trust”), BANK OF MONTREAL, a Canadian chartered bank, acting through its Chicago Branch (“BMO”), BANNER BANK, a Washington banking corporation (“Banner Bank” and together with Bank of America, Wells Fargo, Union, U.S. Bank, JPMorgan Chase, PNC Bank, First Hawaiian, BOW, HSBC, SMBC, Umpqua Bank, Northern Trust and BMO, collectively, the “US Lenders” and individually, a “US Lender”), BANK OF MONTREAL, as Canadian Lender (together with the US Lenders, collectively, the “Lenders” and individually, a “Lender”) and BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer.

RECITALS

A.           The US Borrower, the Canadian Borrowers (the Canadian Borrowers together with the US Borrower, collectively, the “Borrowers” and individually, a “Borrower”), the Lenders, the Administrative Agent, the Swing Line Lender and the L/C Issuer are parties to that certain Second Amended and Restated Credit Agreement dated as of February 9, 2011 (as the same has been or may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the US Lenders have agreed to make revolving loans and the L/C Issuer has agreed to issue letters of credit to or for the account of the US Borrower and the Canadian Lender has agreed to make revolving loans and to issue letters of credit to or for the account of the Canadian Borrowers.

B.           In connection with and as a condition to the obligation of the Lenders to make loans and the L/C Issuer to issue letters of credit under the Credit Agreement, each Guarantor entered into or became a party to that certain Second Amended and Restated Continuing Guaranty dated as of February 9, 2011 (as the same has been or may be amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), pursuant to which each Guarantor has guaranteed, among other things, the indebtedness, liabilities and obligations of the Borrowers arising pursuant to the Credit Agreement and related documents.

C.           The Borrowers, the Lenders, the Administrative Agent, the Swing Line Lender and the L/C Issuer intend to enter into that certain Amendment to Second Amended and Restated Credit Agreement dated as of April 11, 2012 (the “Amendment”), pursuant to which, among other things, the Borrowers, the Lenders, the Administrative Agent, the Swing Line Lender and the L/C Issuer will amend the Credit Agreement to reduce the Applicable Rate (as defined in the Credit Agreement), extend the Maturity Date (as defined in the Credit Agreement), increase the amount of the Aggregate Commitments (as defined in the Credit Agreement) and to modify certain covenants contained in the Credit Agreement binding upon the US Borrower.

D.           It is a condition precedent to the effectiveness of the Amendment that each Guarantor enter into this Consent.

NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration receipt of which is hereby acknowledged, each Guarantor agrees as follows:

AGREEMENT

1.           Definitions.  Capitalized terms not otherwise defined in this Consent shall have the meanings given in the Guaranty, and if not defined therein shall have the meanings given in the Credit Agreement.

2.           Consent.  Each Guarantor hereby acknowledges that it has received a copy of the Amendment and hereby consents to its contents, including all prior and current amendments to the Credit Agreement (notwithstanding that such consent is not required).

3.           Ratification and Confirmation.  Each Guarantor hereby ratifies and confirms that its indebtedness, liabilities and obligations to each Lender, the Administrative Agent, the Swing Line Lender and the L/C Issuer arising under the Guaranty and the other Loan Documents to which the Guarantor is a party.  Each Guarantor hereby confirms and agrees that its guarantee of the Obligations (as defined in the Guaranty to which such Guarantor is a party) remains in full force and effect, and that such Obligations shall include, without limitation, the indebtedness, liabilities and obligations of the Borrower to each Lender, the Administrative Agent, the Swing Line Lender and the L/C Issuer arising under the Credit Agreement, as amended by the Amendment.

4.           Representations and Warranties.  The Guarantor hereby represents and warrants to each Lender, the Administrative Agent, the Swing Line Lender and the L/C Issuer that each of the representations and warranties set forth the Guaranty is true and correct as if made on and as of the date of this Consent.

5.           Severability.  If any provision of this Consent or any of the other Loan Documents is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Consent and the other Loan Documents shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.           Counterparts.  This Consent may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Consent by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Consent.

7.           Governing Law.  THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF WASHINGTON, WITHOUT REFERENCE TO CONFLICT-OF-LAWS OR CHOICE-OF-LAW RULES OF THE STATE OF WASHINGTON THAT WOULD DIRECT THE GENERAL APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

8.           Oral Agreements Not Enforceable.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each Guarantor has caused this Consent to be duly executed as of the date first above written.

SCHNITZER STEEL INDUSTRIES, INC.

By:  ____________________________

Name:   _________________________

Title:   __________________________

MANUFACTURING MANAGEMENT, INC.

By:  ____________________________

Name:   _________________________

Title:   __________________________

GENERAL METALS OF TACOMA, INC.

By:  ____________________________

Name:   _________________________

Title:   __________________________

CASCADE STEEL ROLLING MILLS, INC.

By:  ____________________________

Name:   _________________________

Title:   __________________________

NORPROP, INC.

By:  ____________________________

Name:   _________________________

Title:   __________________________

JOINT VENTURE OPERATIONS, INC.

By:  ____________________________

Name:   _________________________

Title:   __________________________

PROLERIDE TRANSPORT SYSTEMS, INC.

By:  ____________________________

Name:   _________________________

Title:   __________________________

PROLERIZED NEW ENGLAND COMPANY LLC

By:  Proleride Transport Systems, Inc.
Its:  Member

By:  ____________________________

Name:   _________________________

Title:   __________________________

PICK-N-PULL AUTO DISMANTLERS

By:  Norprop, Inc.
Its:  General Partner

By:  ____________________________

Name:   _________________________

Title:   __________________________

PICK AND PULL AUTO DISMANTLING, INC.

By:  ____________________________

Name:   _________________________

Title:   __________________________

SCHNITZER SOUTHEAST, LLC

By:  Schnitzer Steel Industries, Inc.
Its:  Member

By:  ____________________________

Name:   _________________________

Title:   __________________________

SCHNITZER STEEL HAWAII CORP.

By:  ____________________________

Name:   _________________________

Title:   __________________________

PICK-N-PULL AUTO DISMANTLERS, STOCKTON, LLC

By:  ____________________________

Name:   _________________________

Title:   __________________________

METALS RECYCLING L.L.C.

By:  Joint Venture Operations, Inc.
Its:  Member

By:  ____________________________

Name:   _________________________

Title:   __________________________

EDMAN CORP.

By:  ____________________________

Name:   _________________________

Title:   __________________________

PICK-N-PULL NORTHWEST, LLC

By:  Norprop, Inc.
Its:  Member

By:  ____________________________

Name:   _________________________

Title:   __________________________

U-PULL-IT, INC.

By:  ____________________________

Name:   _________________________

Title:   __________________________

LEVI’S IRON AND METAL, INC.

By:  ____________________________

Name:   _________________________

Title:   __________________________

AUTO PARTS GROUP SOUTHWEST, LLC

By:  Norprop, Inc.
Its:  Member

By:  ____________________________

Name:   _________________________

Title:   __________________________